			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re	Gregg Appliances, Inc.	Case No.	17-01303-11
Debtors

"MONTHLY OPERATING REPORT Gregg Appliances, Inc."

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS			Page

Condensed Statement of Income			2
Condensed Balance Sheet			3
Condensed Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Summary of Unpaid Post-Petition Debts		8
Schedule 5 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		9
Schedule 6 -	Accounts Receivable Aging		10
Schedule 7 -	Questionnaire		11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		4/12/2018
Signature of Authorized Individual*		Date

Kevin Kovacs		CEO/CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
March 1, 2018 to
(In Thousands)	March 31, 2018

Net Sales	$—
Cost of Goods Sold	11
Gross Profit	(11)

Operating Expenses:
Advertising Expense, Net	(47)
Occupancy Costs	19
Data Communications	20
Repair and Maintenance	14
Company Insurance (Non-Medical)	(0)
Employee Benefits	27
Wage Expense	567
Employee Services	0
Travel and Entertainment	(1)
Bank Transaction Fees	(3)
Professional Fees	97
Stock Compensation Expense (Benefit), Net	—
Gain/Loss on Early Extinguishment of Debt	—
Depreciation and Amortization	—
Administrative and Sales Expense	797
Product Services Expense	—
Bad Debts	31

Total Operating Expenses	1,521

Operating Income	(1,532)

Interest Expense, net	(113)
Other Income/(Expense)	873

Income Before Taxes	$(773)

Income Tax Expense/(Benefit)	—

Net Income/(Loss)	$(773)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	3/31/2018

Assets
Cash	$11,148
Credit Card and Trade Accounts Receivable, Net	7,573
Accounts Receivable - Other	9,179
Merchandise Inventories	—
Prepaid Expenses and Other Assets	5,324
Income Taxes Receivable	70
Total Current Assets	33,294

Property and Equipment, Net	—
Capitalized Financing Fees, Net	—
Goodwill	—
Trademarks, Net	—
Other Assets, Net	52

Total Assets	33,347

Liabilities and Stockholders' Deficit
Accounts Payable	11,986
Outstanding Customer Deposits, Credits, Refunds	1,560
Unredeemed Gift Card Liability	15
Other Accrued Expenses	12,172
Deferred Tax Liability	—
DIP Loans	9,876

Total Current Liabilities	35,608

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	107
Liabilities Subject to Compromise	$196,423

Total Liabilities	232,372

Preferred Stock	—
Common Stock	4
Retained Earnings / (Accumulated Deficit)	(353,576)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,775
Total Stockholders' Deficit	(199,025)

Total Liabilities and Stockholders' Deficit	$33,347

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
March 1, 2018 to
(In Thousands)	March 31, 2018
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$584

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	—
Other	—
Net cash used in investing activities	—

Cash flows from financing activities:
Net Borrowings (Repayments) on Line of Credit (1)	1,902
1,902

Increase/(decrease) in cash and cash equivalents	2,487

Cash and cash equivalents at beginning of period	8,662

Cash and cash equivalents at end of period	$11,148

(1) This amount represents excess cash held by Wells Fargo on the GREGG AR DIP REVOLVER, which was previously offset against the Line of Credit balance on the balance sheet and was reclassified to Cash on the balance sheet in March 2018. No actual cash traded hands.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of March 1, 2018 to March 31, 2018
Legal Entity	Case Number	Disbursements
Gregg Appliances, Inc.	17-01303-11	$303

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	9174	Gregg Appliances, Inc.	Operating Account	$ (0)	$ (0)	3/31/2018	No
1001	Corporate Account	9505	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	$ —	$ —	3/31/2018	No
1016	Cash Concentration	9455	Gregg Appliances, Inc.	Cash Dominion	$ 38	$ 38	3/31/2018	No
1017	Gregg AR DIP REVOLVER	ZT08	Gregg Appliances, Inc.	Excess cash on Wells Fargo AR DIP Revolver	$ 2,447	$ 2,447	3/31/2018	Yes
1051	Disbursements	9729	Gregg Appliances, Inc.	Checking	$ —	$ (7)	3/31/2018	No
1011	Restricted - Wells Fargo Escrow	Internal Wells Fargo Account	Gregg Appliances, Inc	Legal Reserve and Escrow for Whirlpool and Electrolux Matters	$ 8,670	$ 8,670	3/31/2018	No

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of March 1, 2018 to March 31, 2018
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	$ 1,760	$ —
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	—	$ —
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	2,423	$ —
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	—	$ —
ICE MILLER LLP	Legal Services	1,511	$ —
BINGHAM GREENEBAUM DOLL LLP	Bankruptcy Services	145	$ —
MALFITANO PARTNERS	Bankruptcy Services	66	$ —
COOLEY LLP	Bankruptcy Services	1,974	$ —
PROVINCE, INC.	Bankruptcy Services	530	$ —
DLA PIPER LLP US	Bankruptcy Services	—	$ (150)
FAEGRE BAKER DANIELS LLP	Bankruptcy Services	—	$ (4)
GREAT AMERICAN GROUP	Bankruptcy Services	—	$ —

Total		$ 8,410	$(154)

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional through March 2018.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 3/31/2018

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$(52)	$—	$10	$—	$3,079	$3,037
Wages Payable	342	—	—	—	—	342
Taxes Payable (1)	857	—	—	—	261	1,118
Rent/Leases-Building	—	—	—	—	3,776	3,776
Utilities Payable (2)	114	—	(2)	—	789	901
Insurance Reserves	1,667	—	—	—	—	1,667
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	42	81	117	218	3,221	3,678
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (2)	1,560	—	—	—	—	1,560
Unredeemed Gift Card Liability (2)	15	—	—	—	—	15
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	234	—	—	—	—	234
Other (2)	9,637	—	—	—	107	9,744
Total Post-Petition Debts	$14,417	$81	$125	$218	$11,233	$26,073

(1) Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable and any penalties charged for late payments beginning in June 2017.
(2) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of March 1, 2018 to March 31, 2018
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$ 7	$ 136	$ (16)	3/7; 3/21	WIRE	$ 127
FICA - Employee	$ 3	$ 29	$ (7)	3/7; 3/21	WIRE	$ 25
FICA - Employer	$ 3	$ 28	$ (7)	3/7; 3/21	WIRE	$ 25
Unemployment	$ —	$ —	$ —			$ —
Income	$ —					$ —
Total Federal Taxes	$ —	$ 194	$ (29)			$ 165

State and Local
Withholding	$ 1	$ 24	$ (4)	3/7; 3/21	WIRE	$ 22
Sales and Use	$ (26)	$ —	$ —			$ (26)
Excise	$ —	$ —	$ —			$ —
Unemployment	$ 0	$ —	$ —			$ —
Real Property	$ 3,483	$ (10)	$ —			$ 3,474
Personal Property	$ 1,581	$ 1	$ —			$ 1,583
Other	$ 52	$ —	$ —			$ 52
Total State and Local	$ 5,092	$ 15	$ (4)			$ 5,104

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of March 31, 2018
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$1,904	$5,745	$7,649
+ Amounts billed during the period	—	—	$—
- Amounts collected during the period	—	(44)	$(44)
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	—	(31)	$(31)
Total Accounts Receivable at the end of the reporting period	$1,904	$5,670	$7,573

As of March 31, 2018
Accounts Receivable Aging

< 90	$ —	$ —	$—
91+	1,904	5,670	7,573
Total Accounts Receivable	1,904	5,670	7,573
Amount Considered Uncollectible	—	—	—
Accounts Receivable, Net	$1,904	$5,670	$7,573

NOTES
(1) Credit Card Receivable Aging has been estimated, as all credit card settlement was turned off in June 2017. Therefore, all balances are at least 90 days old as of 3/31/2018.
(2) No reserves have been recorded against credit card receivables.
(3) $9.2M of Accounts Receivable - Other exists at 3/31/2018 for which aging information is not readily available.
(4)  Note that the Synchrony credit card payables were settled during January 2018, and any remaining balances due to Synchrony were reclassified to Accounts Payable at that time.  Further note that no other Credit Card Receivables figures have been updated since credit cards were shut off in June 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.					X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date